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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported):

                      October 1, 2001 (September 28, 2001)
                      ------------------------------------

                           LIFEPOINT HOSPITALS, INC.
                           -------------------------
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                   0-29818                    52-2165845
      ---------------            ----------------            ----------------
      (State or Other            (Commission File            (I.R.S. Employer
      Jurisdiction of                 Number)                 Identification
       Incorporation)                                             Number)


                           103 Powell Court, Suite 200
                           Brentwood, Tennessee 37027
                           --------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (615) 372-8500
                           --------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not applicable
                           --------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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                                Page 1 of 4 pages

                         Exhibit Index located on Page 4


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ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

              (a)      Financial statements of businesses acquired.

                                None required

              (b)      Pro forma financial information.

                                None required

              (c)      Exhibits.

                       99       Copy of press release regarding the
                                Company's participation in Raymond James &
                                Associates Healthcare Conference to be held
                                October 1 and 2 in Nashville, Tennessee.

ITEM 9.       REGULATION FD DISCLOSURE.

                       LifePoint Hospitals, Inc. (the "Company") issued a
              press release on September 28, 2001. The press release announced that the Company will participate in the Raymond James & Associates Healthcare Conference today and tomorrow. See the press release attached as Exhibit 99.






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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         LIFEPOINT HOSPITALS, INC.


                                         By:   /s/ William F. Carpenter III
                                             ---------------------------------
                                                  William F. Carpenter III
                                                  Senior Vice President and
                                                  General Counsel



Date: October 1, 2001










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                                  EXHIBIT INDEX

EXHIBIT
NUMBER           DESCRIPTION OF EXHIBITS
-------          -----------------------
99               Copy of press release regarding the Company's participation in the
                 Raymond James & Associates Healthcare Conference today and tomorrow.